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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)        February 9, 2007
                                                --------------------------------

                                BRIGHTPOINT, INC.
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              (Exact Name of Registrant as Specified in Its Charter

                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)

             0-23494                                    35-1778566
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    (Commission File Number)               (IRS Employer Identification No.)

2601 Metropolis Parkway, Suite 210
Plainfield, Indiana                                                     46168
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (317) 707-2355
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On February 9, 2007, upon the recommendation of the Compensation and Human Resources Committee (the "Committee") of the Board of Directors of Brightpoint, Inc. (the "Company"), the Board of Directors took the following actions regarding its executive officers', including its Chief Executive Officer's, compensation for fiscal 2006 and 2007:

A. Award of 2006 Bonuses and Performance-Based Equity Awards for 2006:

Bonuses and performance-based equity awards for 2006 for the Company's executive officers, including the Chief Executive Officer, were awarded based on the Company achieving certain predetermined targets and metrics for the full year established by the Committee earlier in the year relating to (i) income from continuing operations, and (ii) certain strategic objectives. The following table demonstrates bonuses and performance-based equity awards that were granted:


                                            Bonus for            Equity Awarded
        Executive Officer                  Fiscal 2006           for Fiscal 2006
---------------------------------          -----------           ---------------
Robert J. Laikin, Chairman of the          $750,000                  50,882
Board and Chief Executive Officer

J. Mark Howell, President,                 $227,500(1)               24,694
Brightpoint, Inc. and Brightpoint
North America

Anthony Boor, Executive Vice               $175,000                  18,996
President, Chief Financial Officer
and Treasurer

Steven E. Fivel, Executive Vice            $180,000                  19,538
President, General Counsel
and Secretary

Vincent Donargo, Vice President, Chief     $ 90,000                   4,885
Accounting Officer and Controller




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
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(1)  On February 9, 2007 Mr. Howell was also awarded 20,000 restricted shares of the Company's Common Stock, which will vest fully on the third anniversary of the date of grant.

B. Approval of Salary Increases for 2007.

The Company's Board of Directors, based on the recommendation of the Committee, approved the following Base Salary increases for the fiscal year ending December 31, 2007, effective as of January 1, 2007:


EXECUTIVE OFFICER                                NEW BASE SALARY FOR FISCAL 2007
-------------------------------------------      -------------------------------
Robert J. Laikin, Chairman of the Board                      $800,000
and Chief Executive Officer

J. Mark Howell, President, Brightpoint, Inc.                 $493,700
and Brightpoint North America

Anthony Boor, Executive Vice President,                      $375,000
Chief Financial Officer and Treasurer

Steven E. Fivel, Executive Vice President,                   $375,000
General Counsel and Secretary

Vincent Donargo, Vice President,                             $200,000
Chief Accounting Officer and Controller


C. Executive Equity Program.

In connection with its administration of the Company's 2004 Long-Term Incentive Plan (the "Plan"), and in furtherance of the goals of the Plan, the Committee adopted a program (the "Executive Equity Program") pursuant to which, on February 9, 2007, the Company's executive officers, including its Chief Executive Officer, were granted performance based restricted stock units ("RSUs") under, and in accordance with, the Plan. The grants made pursuant to the Executive Equity Program are subject to forfeiture, in whole or in part, prior to or on the first anniversary of the grant if the Company does not achieve certain performance goals weighted as follows: (i) income from continuing operations (up to 50%) and (ii) strategic objectives (up to 50%). If any or all of the performance goals are not achieved, then the corresponding percentage of the RSUs granted would be forfeited. Those RSUs no longer subject to forfeiture vest in three equal annual installments beginning with the first anniversary of the grant, subject to, and in accordance with the Plan and the RSU agreements entered into between the Company and the grantee. The number of RSUs granted to each executive officer was based on a target percentage of that executive's base salary, as follows:


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

                                             Target Equity Award
         Name and Position                 (Up to % of Base Salary)     Number of RSUs
------------------------------------       ------------------------     --------------
Robert J. Laikin, Chairman of the
Board and Chief Executive Officer                    125%                   93,197

J. Mark Howell, President,
Brightpoint, Inc. and
Brightpoint North America                            100%                   46,011

Anthony Boor, Executive Vice
President, Chief Financial
Officer and Treasurer                                100%                   34,949

Steven E. Fivel, Executive
Vice President, General Counsel
and Secretary                                        100%                   34,949

Vincent Donargo, Vice President,
Chief Accounting Officer
and Controller                                        50%                    9,320

D. Approval of the 2007 Bonus Program.

The Board of Directors of the Company, upon the recommendation of the Committee also established a 2007 bonus program for the Company's executive officers, including its Chief Executive Officer, which is based upon certain pre-established targets for: (i) income from continuing operations (up to 50%), and (ii) certain strategic objectives approved by the Committee (up to 50%). If all of these targets are reached, Mr. Laikin, the Company's Chief Executive Officer, will receive a cash bonus equal to 100% of his base salary and each of the other executive officers will receive a cash bonus equal to 50% of their respective base salaries as a bonus. If only certain of the targets are achieved then the executive officers, including the Chief Executive Officer, would be entitled to receive the corresponding percentage of their potential bonus under the program. The Committee retains discretion to increase an award based on individual and Company performance.

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 7, 2007, Brightpoint North America L.P., a subsidiary of the Company, entered into a Fourth Amendment to its October 29, 2001 distribution agreement with Nokia Inc. The Fourth Amendment resulted in certain changes in product order processes and procedures and distribution requirements. Subject to the terms of the Fourth Amendment, which include certain exceptions and exclusions, Brightpoint North America L.P. will continue to be the exclusive authorized distributor for Nokia brand mobile phones in the United States.


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ITEM 8.01 OTHER EVENTS

On February 9, 2007, Richard W. Roedel, a director of the Company terminated his Sales Plan which he previously entered into pursuant to Rule 10b5-1 of the Securities Exchange Act of 1934 with a brokerage firm on May 25, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           BRIGHTPOINT, INC.
                                           (Registrant)

                                           By: /s/ Steven E. Fivel
                                               ---------------------------------
                                               Steven E. Fivel
                                               Executive Vice President and
                                               General Counsel

Date: February 15, 2007



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